CREDIT SUISSE INTERNATIONAL

One Cabot Square,	Telephone 020 7888 8888
London E14 4QJ	www.credit-suisse.com

Facsimile Cover Sheet

To:
Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of HSI Asset Securitization Corporation Trust 2007-WF1

Attention:	Rakesh Parameshwar, CSIN Marketer

Date:	3 July 2007

Pages (including cover page):	7

Our Reference No: External ID: 53251185N / Risk ID: 447859309

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorized signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119 Facsimile number: (212) 325-8173

For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

Registered Office as above
Registered with unlimited liability in England under No. 2500199
Authorized and Regulated by the Financial Services Authority
VAT No: GB 447 0737 41

CREDIT SUISSE INTERNATIONAL

One Cabot Square,	Telephone 020 7888 8888
London E14 4QJ	www.credit-suisse.com

3 July 2007
Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of HSI Asset Securitization Corporation Trust 2007-WF1

External ID: 53251185N

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means
Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of HSI Asset Securitization Corporation Trust 2007-WF1.

1.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 3 July 2007 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Rate Cap Transaction

Notional Amount:	USD 30,574,468.00, subject to adjustment as set out in the Additional Terms.

Trade Date:	22 June 2007

Effective Date:	25 December 2007

Termination Date:	25 July 2014.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Payment Date:	03 July 2007

Fixed Amount:
In consideration of this Transaction and in consideration of the Transaction with CSIN Reference No. 53251189, HSBC Bank USA, National Association shall, on behalf of Counterparty, pay the sum of USD 987,000.00 to CSIN.

Floating Amounts:

Floating Amount
Payer:	CSIN

Floating Rate Payer
Period End Dates:	The 25th of each month, commencing on 25 January 2008, and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Dates:	One Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Payer
Initial Calculation Period:	From and including 25 December 2007 to but excluding the Floating Rate Payer Period End Date scheduled to occur on 25 January 2008.

Cap Strike Rate:	6.25%
Registered Office as above
Registered with unlimited liability in England under No. 2500199
Authorized and Regulated by the Financial Services Authority
VAT No: GB 447 0737 41

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate
Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office is located or (2) the State of New York are closed.

Calculation Agent:	CSIN

3.	Account Details:

Payments to CSIN:	The Bank of New York
Fed Wire ABA: 021 000 018
CHIPS ABA: 001
Account Number: 890-0360-968

Payments to Counterparty:	Wells Fargo Bank, National Association
ABA No.: 121 000 248
Account No: 3970771416
Acct Name: SAS Clearing
Ref: FFC: 53164803 HASCO 2007-WF1 (cap)

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Calculation Period up to but excluding the Period End Date occurring on:	Notional (USD):
25-January-2008	$30,574,468.00
25-February-2008	$37,776,937.00
25-March-2008	$45,386,206.00
25-April-2008	$53,142,632.00
25-May-2008	$60,253,690.00
25-June-2008	$66,751,979.00
25-July-2008	$72,674,441.00
25-August-2008	$78,056,036.00
25-September-2008	$82,930,863.00
25-October-2008	$87,352,310.00
25-November-2008	$91,338,501.00
25-December-2008	$94,941,647.00
25-January-2009	$98,335,282.00
25-February-2009	$101,883,013.00
25-March-2009	$108,395,381.00
25-April-2009	$113,469,446.00
25-May-2009	$117,289,767.00
25-June-2009	$119,979,975.00
25-July-2009	$121,607,760.00
25-August-2009	$121,604,462.00
25-September-2009	$121,389,148.00
25-October-2009	$121,016,336.00
25-November-2009	$120,467,210.00
25-December-2009	$119,740,255.00
25-January-2010	$118,853,994.00
25-February-2010	$117,825,488.00
25-March-2010	$116,670,107.00
25-April-2010	$115,402,316.00
25-May-2010	$114,036,006.00
25-June-2010	$112,586,215.00
25-July-2010	$111,064,104.00
25-August-2010	$109,478,680.00
25-September-2010	$107,838,270.00
25-October-2010	$106,150,583.00
25-November-2010	$104,422,719.00
25-December-2010	$102,661,235.00
25-January-2011	$100,872,178.00
25-February-2011	$99,061,114.00
25-March-2011	$97,233,163.00
25-April-2011	$95,393,028.00
25-May-2011	$93,545,020.00
25-June-2011	$91,693,092.00

25-July-2011	$89,840,855.00
25-August-2011	$87,991,606.00
25-September-2011	$86,148,350.00
25-October-2011	$84,313,819.00
25-November-2011	$82,490,490.00
25-December-2011	$80,680,596.00
25-January-2012	$78,886,169.00
25-February-2012	$77,108,879.00
25-March-2012	$75,350,316.00
25-April-2012	$73,611,789.00
25-May-2012	$71,892,246.00
25-June-2012	$70,195,593.00
25-July-2012	$68,522,864.00
25-August-2012	$66,874,930.00
25-September-2012	$65,252,538.00
25-October-2012	$63,656,327.00
25-November-2012	$62,086,835.00
25-December-2012	$60,544,502.00
25-January-2013	$59,029,686.00
25-February-2013	$57,542,662.00
25-March-2013	$56,083,632.00
25-April-2013	$54,652,733.00
25-May-2013	$53,250,038.00
25-June-2013	$51,875,565.00
25-July-2013	$50,529,280.00
25-August-2013	$49,211,102.00
25-September-2013	$47,920,909.00
25-October-2013	$46,658,538.00
25-November-2013	$45,423,793.00
25-December-2013	$44,216,443.00
25-January-2014	$43,036,233.00
25-February-2014	$41,882,879.00
25-March-2014	$40,756,077.00
25-April-2014	$39,655,499.00
25-May-2014	$38,580,803.00
25-June-2014	$37,531,629.00
25-July-2014	$36,507,605.00

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours faithfully,

Credit Suisse International

By:  /s/Kamel Ouchikh
Name:
Title:

By:  /s/ Marisa Scauzillo
Name: Marisa Scauzillo
Title: Authorized Signatory

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of HSI Asset Securitization Corporation Trust 2007-WF1

By:  /s/ Martin Reed
Name: Martin Reed
Title: Vice President

Our Reference No: External ID: 53251185N / Risk ID: 447859309